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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 22, 1999


                          C.M. LIFE INSURANCE COMPANY
                          ---------------------------
            (Exact name of registrant as specified in its charter)


      CONNECTICUT                     333-2347                 06-1041383
      -----------                     --------                 ----------
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)


                               140 Garden Street
                            Hartford, CT 06154-0002
                            -----------------------
                   (Address of principal executive offices)


                                 (860) 987-6500
                                 --------------
             (Registrant's telephone number, including area code)


                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a) Effective on July 22, 1999, the Board of Directors of C.M. Life Insurance Company ("CM Life") dismissed PricewaterhouseCoopers LLP ("PwC") as its independent certified public accountants and auditors. During CM Life's two most recent fiscal years and the subsequent period to July 22, 1999, CM Life and PwC did not have any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Further, PwC did not advise CM Life of any reportable event during that same period.

        PwC's reports on CM Life's financial statements during CM Life's two most recent fiscal years do contain an adverse opinion based on the financial statements not being prepared in accordance with generally accepted accounting principles ("GAAP"). CM Life prepares its financial statements in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut. Since CM Life does not prepare its financial statements in accordance with GAAP, the opinion states that the financial statements do not present fairly, in conformity with GAAP, CM Life's financial position, the results of its operations or its cash flows.

       During CM Life's two most recent fiscal years, PwC 's reports on CM Life also state that the financial statements do present fairly, in all material respects, CM Life's financial position, the results of its operations and its cash flows on the basis of statutory accounting.

(b) Effective July 22, 1999, the Board of Directors of CM Life appointed Deloitte & Touche LLP as its independent certified public accountants and auditors.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereto duly authorized.

                                    C.M. LIFE INSURANCE COMPANY

Date:  July 27, 1999                By: /s/ Lawrence V. Burkett, Jr*
                                         ----------------------------
                                        Lawrence V. Burkett, Jr.
                                        Director, President and Chief Executive
                                        Officer


/s/ Richard M. Howe        On July 27, 1999, as Attorney-in-Fact pursuant to
-------------------
*Richard M. Howe           a power of attorney.
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                                    EXHIBITS

1        Letter from PricewaterhouseCoopers LLP to the Commission